Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:
(1)	The accompanying quarterly report on Form 10-Q for the period ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2014
/s/ Gregory J. Fluet
Gregory J. Fluet
Chief Executive Officer and Interim Chief Financial Officer

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